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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 22, 2001
                                                         ----------------


                                  GenCorp Inc.
                  --------------------------------------------

               (Exact Name of Registrant as Specified in Charter)



                 Ohio                                   1-01520                              34-0244000
                 ----                                   -------                              ----------
     (State or Other Jurisdiction                  (Commission File                         IRS Employer
           of Incorporation)                            Number)                          Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California                  95670
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         (Address of Principal Executive Offices)                     (Zip Code)


P.O. Box 537012, Sacramento, California                               95853-7012
---------------------------------------                               ----------
         (Mailing Address)                                            (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
                                                           --------------






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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1, and incorporated herein by this reference is the text of the registrant's press release which was issued on October 22, 2001.

In a GenCorp Inc. press release dated October 22, 2001, GenCorp Inc. announced that its aerospace and defense unit, Aerojet-General Corporation, has completed the sale of its Electronic and Information Systems (EIS) business to Northrop Grumman Corporation (NYSE: NOC) for $315 million in cash.

ITEM 7.  EXHIBITS

Table                                                                   Exhibit
Item No.      Exhibit Description                                       Number
--------      -------------------                                       ------

      99      GenCorp Inc.'s press release dated October 22, 2001,       99.1
              announcing that Aerojet-General Corporation has completed the sale of its Electronic and Information
              Systems business to Northrop Grumman.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 GENCORP INC.


                                         By:     /s/ William R. Phillips
                                                 -----------------------
                                         Name:   William R. Phillips
                                         Title:  Senior Vice President, Law,
                                                 General Counsel and Secretary

Dated:  October 22, 2001